Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-Based Compensation
Note 13. Stock-Based Compensation
Plan Information
     On May 17, 2007, our stockholders approved a plan that provides common-stock-based awards to both employees and nonmanagement directors and reserved 19 million new shares for issuance. On May 20, 2010, our stockholders approved an amendment and restatement of the 2007 plan to increase by 11 million the number of new shares authorized for making awards under the plan, among other changes. The plan permits the granting of various types of awards including, but not limited to, restricted stock units and stock options. At December 31, 2010, 39 million shares of our common stock were reserved for issuance pursuant to existing and future stock awards, of which 19 million shares were available for future grants. At December 31, 2009, 30 million shares of our common stock were reserved for issuance pursuant to existing and future stock awards, of which 11 million shares were available for future grants.
     Additionally, on May 17, 2007, our stockholders approved an Employee Stock Purchase Plan (ESPP) which authorizes up to 2 million new shares of our common stock to be available for sale under the plan. The ESPP enables eligible participants to purchase our common stock through payroll deductions not exceeding an annual amount of $15,000 per participant. The ESPP provides for offering periods during which shares may be purchased and continues until the earliest of: (1) the Board of Directors terminates the ESPP, (2) the sale of all shares available under the ESPP, or (3) the tenth anniversary of the date the Plan was approved by the stockholders. The first offering under the ESPP commenced on October 1, 2007 and ended on December 31, 2007. Subsequent offering periods are from January through June and from July through December. Generally, all employees are eligible to participate in the ESPP, with the exception of executives and international employees. The number of shares eligible for an employee to purchase during each offering period is limited to 750 shares. The purchase price of the stock is 85 percent of the lower closing price of either the first or the last day of the offering period. The ESPP requires a one-year holding period before the stock can be sold. Employees purchased 301 thousand shares at an average price of $15.36 per share during 2010. Approximately 1.0 million and 1.3 million shares were available for purchase under the ESPP at December 31, 2010 and 2009, respectively.
     Total stock-based compensation expense for the years ended December 31, 2010, 2009 and 2008 was $48 million, $43 million, and $31 million, respectively. Measured but unrecognized stock-based compensation expense at December 31, 2010, was $46 million, which does not include the effect of estimated forfeitures of $2 million. This amount is comprised of $5 million related to stock options and $41 million related to restricted stock units. These amounts are expected to be recognized over a weighted-average period of 1.8 years.
Stock Options
     The following summary reflects stock option activity and related information for the year ended December 31, 2010.

		Weighted-
		Average	Aggregate
		Exercise	Intrinsic
Stock Options	Options	Price	Value
	(Millions)		(Millions)
Outstanding at December 31, 2009	13.0	$16.73
Granted	1.3	$21.20
Exercised	(1.2)	$6.11	$20

Expired	(0.3)	$40.89
Forfeited	(0.1)	$17.71

Outstanding at December 31, 2010	12.7	$17.59	$109

Exercisable at December 31, 2010	9.8	$17.44	$86

     The total intrinsic value of options exercised during the years ended December 31, 2010, 2009, and 2008 was $20 million, $2 million, and $49 million, respectively; and the tax benefit realized was $7 million, $1 million, and $17 million, respectively. Cash received from stock option exercises was $7 million, $2 million, and $32 million during 2010, 2009, and 2008, respectively.
     The following summary provides additional information about stock options that are outstanding and exercisable at December 31, 2010.

	Stock Options Outstanding			Stock Options Exercisable
			Weighted-			Weighted-
		Weighted-	Average		Weighted-	Average
		Average	Remaining		Average	Remaining
		Exercise	Contractual		Exercise	Contractual
Range of Exercise Prices	Options	Price	Life	Options	Price	Life
	(Millions)		(Years)	(Millions)		(Years)
$2.27 to $11.82	5.4	$8.85	4.6	4.0	$8.18	3.4
$11.83 to 21.38	4.0	$19.53	5.4	2.8	$18.75	3.6
$21.39 to $30.94	2.0	$25.14	5.3	2.0	$25.14	5.3
$30.95 to $40.51	1.3	$36.17	5.3	1.0	$36.06	4.7

Total	12.7	$17.59	5.0	9.8	$17.44	4.0

     The estimated fair value at date of grant of options for our common stock granted in each respective year, using the Black-Scholes option pricing model, is as follows:

	2010	2009	2008
Weighted-average grant date fair value of options for our common stock granted during the year	$7.02	$5.60	$12.83

Weighted-average assumptions:
Dividend yield	2.6%	1.6%	1.2%
Volatility	39.0%	60.8%	33.4%
Risk-free interest rate	3.0%	2.3%	3.5%
Expected life (years)	6.5	6.5	6.5
     The expected dividend yield is based on the average annual dividend yield as of the grant date. Expected volatility is based on the historical volatility of our stock and the implied volatility of our stock based on traded options. In calculating historical volatility, returns during calendar year 2002 were excluded as the extreme volatility during that time is not reasonably expected to be repeated in the future. The risk-free interest rate is based on the U.S. Treasury Constant Maturity rates as of the grant date. The expected life of the option is based on historical exercise behavior and expected future experience.
Nonvested Restricted Stock Units
     The following summary reflects nonvested restricted stock unit activity and related information for the year ended December 31, 2010.

		Weighted-
		Average
Restricted Stock Units	Shares	Fair Value*
	(Millions)
Nonvested at December 31, 2009	6.1	$16.24
Granted	2.1	$21.05
Forfeited	(0.1)	$19.87
Cancelled	(0.5)	$0.00
Vested	(1.0)	$28.67

Nonvested at December 31, 2010	6.6	$16.97

*	Performance-based shares are primarily valued using the end-of-period market price until certification that the performance objectives have been completed, a value of zero once it has been determined that it is unlikely that performance objectives will be met, or a valuation pricing model. All other shares are valued at the grant-date market price.
     Other restricted stock unit information

	2010	2009	2008
Weighted-average grant date fair value of restricted stock units granted during the year, per share	$21.05	$10.23	$30.13

Total fair value of restricted stock units vested during the year ($’s in millions)	$29	$28	$48

     Performance-based shares granted under the Plan represent 26 percent of nonvested restricted stock units outstanding at December 31, 2010. These grants may be earned at the end of a three-year period based on actual performance against a performance target. Expense associated with these performance-based grants is recognized in periods after performance targets are established. Based on the extent to which certain financial targets are achieved, vested shares may range from zero percent to 200 percent of the original grant amount.